                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 4
                               TO CREDIT AGREEMENT

      THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of March 31, 2004 (the "Agreement") relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), its U.S. and Canadian Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional U.S. or Canadian Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the "Subsidiary Borrowers" and individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or referred to individually as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (the "Lenders" and each individually, a "Lender"), WACHOVIA BANK, NATIONAL ASSOCIATION, ("Wachovia"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Administrative Agent") and CONGRESS FINANCIAL CORPORATION (CANADA) acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Canadian Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2, 1.3 and 1.4 of the Credit Agreement related to the definitions shall apply herein.

                                   WITNESSETH

      WHEREAS, a $37,500,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Credit Agreement dated as of March 27, 2002 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Borrowers, the Lenders, the Administrative Agent and the Canadian Agent;

      WHEREAS, the Borrowers have requested that the term of the facility be extended, certain covenants be adjusted and certain other amendments be made as contemplated herein and the Lenders agree to amend the term, such covenants and certain other provisions pursuant to the terms and conditions herein;

      WHEREAS, the Borrowers have requested an increase in the maximum amount of LOC Obligations permitted under the Credit Agreement; and

      WHEREAS, the undersigned Lenders have agreed to amend the Credit Agreement as set forth herein;

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      (A)   AMENDMENTS.

            1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

            "Copper Hedge" means the Trading Agreements between PB Financial, Inc. and Wolverine Tube, Inc., Wolverine Tube (Canada) Inc. and Wolverine Joining Technologies, LLC related to hedging copper and any other copper hedging contract permitted hereunder entered into by any Credit Party.

            "Equity Issuance" means any issuance by any Borrower or any Subsidiary to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include any Asset Disposition or any issuance of Indebtedness.

            "Interest Determination Date" means such term as defined in the definition of Applicable Percentage.

            2. The definitions of Canadian Maturity Date and U.S. Maturity Date in Section 1.1 of the Credit Agreement are hereby deleted and replaced, respectively, with the following:

            "Canadian Maturity Date" means March 29, 2005.

            "U.S. Maturity Date" means March 31, 2007.

            3. The definition of Applicable Percentage in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:

            "Applicable Percentage" shall mean, for any day, the rate per annum set forth below opposite the applicable Level then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (ii) Eurodollar Loans, Bankers' Acceptances and Letter of Credit Fees shall be the percentage set forth under the column "Eurodollar Rate Margin; Letter of Credit Fee" and (iii) the Unused Fees shall be the percentage set forth under the column "Unused Fee":

                Fixed Charge                          Eurodollar Rate
                  Coverage            Base Rate       Margin; Letter
Level               Ratio              Margin          of Credit Fee        Unused Fee
------      -----------------------   ---------       ---------------       ----------
  I            < 0.75 to 1.00            1.25%             2.75%               0.500%

  II        > or = 0.75 to 1.00 but      1.00%             2.50%               0.500%
              < 1.00 to 1.00

  III       > or = 1.00 to 1.00 but      0.75%             2.25%               0.500%
               < 1.20 to 1.00

  IV         > or = 1.20 to 1.00         0.50%             2.00%               0.500%

            The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Administrative Agent has received from the Borrowers the quarterly company-prepared financial information (for each fiscal quarter of the Consolidated Parties), annual financial information (in the case of the fourth fiscal quarter of the Consolidated Parties) and certifications required to be delivered to the Administrative Agent and the Lenders in accordance with the provisions of Sections 7.1(a), 7.1(b) and 7.1(d) (each an "Interest Determination Date"). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. If the Borrowers shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 7.1(a), 7.1(b) and 7.1(d), the Applicable Percentage shall, on the date five (5) Business Days after the date by which the Borrowers were so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Fixed Charge Coverage Ratio. Notwithstanding the foregoing, the Applicable Percentage commencing on March 31, 2004 shall be based on the Fixed Charge Coverage Ratio as set forth in the officer's certificate delivered pursuant to Section 7.1(d) with respect to the fiscal year ending December 31, 2003.

            4. The definition of Consolidated Net Income in Section 1.1 of the Credit Agreement is hereby amended by replacing the "and (ii)" with ", (ii)" and by adding the following at the end of such definition immediately prior to the period:

      and (iii) the tax adjusted net value of (a) the non-cash adjustments to Consolidated Net Income on account of gains or losses resulting from changes in the metal variance account required by the mark to market of the Copper Hedge, as determined in accordance with U.S. GAAP and (b) the non-cash adjustments to valuations of inventory that consists of copper covered by the Copper Hedge resulting from the Company's mark to market of inventory levels under the Copper Hedge at the time of testing (with the submission of the certificate pursuant to

Section 7.1(d), the Company will provide the Administrative Agent with a reconciliation of these adjustments in a format similar to that of Exhibit O).

            5. The definition of Credit Parties in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end of such definition immediately prior to the period:

            , provided, after the occurrence of the Canadian Maturity Date, the Canadian Credit Parties shall no longer be deemed to be Credit Parties hereunder or under the other Loan Documents unless such Canadian Maturity Date has been extended, the Canadian Revolving Loan Commitment is outstanding or there are any Canadian Revolving Loans, BA Obligations, or LOC Obligations or other Obligations of a Canadian Borrower, then outstanding

            6. Section 2.2 of the Credit Agreement is hereby amended by deleting clause (i) of subsection (a) thereof and replacing it with the following:

            (i) the aggregate amount of U.S. LOC Obligations shall not at any time exceed $12,000,000 (U.S.),

            7. Section 4.4(b)(ii) of the Credit Agreement is hereby amended by deleting clause (B) thereof and replacing it with the following:

      (B) any sale, transfer or other disposition of assets or properties permitted by Section 9.5(f), the Borrowers shall use all net proceeds (but not amounts other than net proceeds) to prepay the Loans in an amount necessary to cause Excess Availability immediately following such prepayment to be at a minimum $10,000,000 (such prepayment to be applied as set forth in Section 4.4(c)) and any remaining net proceeds may be used as permitted herein.

            8. Section 6.6(a) of the Credit Agreement is hereby deleted and replaced with the following:

      (a) The financial statements provided to the Lenders, consisting of (i) an audited balance sheet of the Consolidated Parties, together with related consolidated statements of income, stockholders' equity and cash flow for the fiscal year 2003 and (ii) unaudited consolidated balance sheets of the Consolidated Parties, together with related consolidated statements of income, and consolidated statements of cash flow for the month ended February 1, 2004, fairly present the financial condition and business operations of the Consolidated Parties as of such respective dates (together, the "Financial Statements"); such financial statements were prepared in accordance with U.S. GAAP; and since December 31, 2003, there have occurred no changes or circumstances which have had or are reasonably expected to have a Material Adverse Effect.

            9. Section 7.1(d) of the Credit Agreement is amended by adding the following at the end of such Section 7.1(d):

      In addition to the foregoing, at the time of delivery of the financial statements provided for in Sections 7.1(a), (b) and (c), a certificate of the Company substantially in the form of Exhibit O demonstrating the adjustments made to Consolidated Net Income pursuant to subsection (iii) of Consolidated Net Income.

            10. Section 7.1(i) of the Credit Agreement is amended by adding the following at the end of such Section 7.1(i):

      In the event the "Available Accounts Receivable at an 85% Advance Rate," as shown on line A14 of the Borrowing Base Certificate, are greater than or equal to the U.S. Revolving Loan Commitment, then the Borrowers may elect not to complete the calculations of Ineligible Inventory set forth in lines B5 and B6 of such Borrowing Base Certificate, but in no event shall this change the information reporting requirements set forth in the Credit Documents, including without limitation Section 7.1(i)(iii). If the Borrowers make such an election, then the Inventory components of the Borrowing Base Certificate in lines B7, B8, B9 and D2b shall be $0.

            11. Section 8.1 of the Credit Agreement is amended by replacing the table therein with the following table:

                                                              Minimum Fixed Charge
              Fiscal Quarter Ending                              Coverage Ratio
--------------------------------------------------            --------------------
March 31, 2004                                                    0.65 to 1.0
June 30, 2004                                                     0.50 to 1.0
September 30, 2004                                                0.70 to 1.0
December 31, 2004                                                 1.00 to 1.0
Each fiscal quarter ending after December 31, 2004                1.05 to 1.0

            12. Section 8.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            8.2   CAPITAL EXPENDITURES.

            The Consolidated Parties shall not make Consolidated Capital Expenditures in excess of (a) $15,000,000 during the fiscal year ending December 31, 2004, (b) $20,000,000 during the fiscal year ending December 31, 2005, (c) $22,000,000 during the fiscal year ending December 31, 2006 and (d) $25,000,000 during any fiscal year ending after December 31, 2006 (in each case computed on a non-cumulative basis).

            13. Section 8.3 of the Credit Agreement is amended by replacing the table therein with the following table:

                                                              Minimum Consolidated
            Fiscal Quarter Ending                                   EBITDA
--------------------------------------------------            --------------------
March 31, 2004                                                    $23,000,000

June 30, 2004                                                     $23,500,000
September 30, 2004                                                $29,500,000
December 31, 2004                                                 $36,000,000
Each fiscal quarter ending after December 31, 2004                $40,000,000

            14. Section 9.15(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

      (b) so long as no Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after giving effect to any of the actions or payments contemplated by this subsection 9.15(b), the Consolidated Parties may prepay, redeem or repurchase long-term (as such term is defined in accordance with GAAP) Indebtedness of any Borrower (i) in an amount not to exceed $10,000,000 in any fiscal year, provided the Excess Availability immediately prior to and immediately after giving effect to such prepayment shall be equal to or greater than $15,000,000 or
      (ii) with the proceeds from (1) the sale of any assets or properties permitted by Section 9.5(f) after compliance with Section 4.4(b)(ii) or
      (2) any Equity Issuance occurring after March 30, 2004.

            15. Each of the Schedules attached to the Credit Agreement is hereby deleted and replaced by the corresponding Schedule attached to this Agreement.

            16. Exhibit O to this Agreement is hereby added to the Credit Agreement, in the appropriate order, as Exhibit O thereto.

      (B) REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein,
(iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement; (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

      (C) EFFECTIVENESS. This Agreement shall become effective upon satisfaction of all of the following conditions precedent:

            1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.

            2. Secretary's Certificates. The Administrative Agent shall have received a secretary's certificates from each U.S. Borrower dated as of the date hereof either substantially in the form required by Section 5.1(d) of the Credit Agreement, mutatis mutandis, or a bring-down certificate if no change has occurred to the secretary's certificate since the last delivery thereof to the Administrative Agent, in accordance with the Credit Agreement, and, in each case, otherwise in form and substance acceptable to the Administrative Agent.

            3. Legal Opinions. The Administrative Agent shall have received a legal opinion from U.S. Borrowers' outside counsel in form and substance reasonably acceptable to the Administrative Agent.

            4. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto, including without limitation the matters contemplated in the letter agreement dated as of the date first written above, and each shall be satisfactory to the Administrative Agent and its legal counsel, Moore & Van Allen PLLC.

      (D) CANADIAN FACILITY. Notwithstanding any other provision herein or in any other Loan Document, the Credit Parties agree that the Canadian Revolving Commitment shall be deemed to be zero and no Canadian Revolving Loans, BA Obligations, or Letters of Credit (with respect to Canadian Borrowers) shall be issued until such time as the Administrative Agent is satisfied, in its discretion, that all documentation required by the Administrative Agent to evidence (among other things) the validity of the security interests contemplated by the Loan Documents and the due authorization and enforceability of the Canadian Obligations has been delivered by the Canadian Borrowers, which may include a legal opinion from Canadian Borrower's outside counsel and Secretary's Certificates of the Canadian Borrowers, each in form acceptable to the Administrative Agent.

      (E) EXTENDED FORBEARANCE. The Company is in the process of dissolving Wolverine Tube Asia, Ltd. ("Wolverine Asia") and as a result, the Administrative Agent and the Lenders hereby agree to forbear until March 31, 2005 the requirement that Wolverine Asia pledge any of its assets or otherwise join or provide Collateral pursuant to the Credit Documents, including without limitation the pledge of Wolverine Asia's Capital Stock by the Credit Party who owns such Capital Stock.

      (F) NO OTHER MODIFICATION. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender, the Administrative Agent or the Canadian Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein. Each of the Credit Parties acknowledges, confirms and agrees that the Credit Documents to which it is a party remain in full force and effect as of the date hereof and continue to secure all Obligations of each such Credit Party to any Lender, the Administrative Agent or the Canadian Agent, and novation of any kind is hereby expressly disclaimed.

      (G) RELEASE. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases each Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

      (H) GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

      (I) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND
14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

      Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                    COMPANY:

                                    WOLVERINE TUBE, INC.

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: Executive V.P. CFO and Secretary

                                    U.S. SUBSIDIARY BORROWERS:

                                    TF INVESTOR, INC.

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: V.P. and Treasurer

                                    TUBE FORMING HOLDINGS, INC.

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: V.P. and Treasurer

                                    TUBE FORMING, L.P.

                                    By:  Tube Forming Holdings, Inc.,
                                         its General Partner

                                         By: /s/ James E. Deason
                                             -----------------------------------
                                         Name: James E. Deason
                                         Title: V.P. and Treasurer

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 4

                                    WOLVERINE FINANCE, LLC

                                    By:  Wolverine Tube, Inc.,
                                         its Sole Member

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: Executive V.P., CFO and Secretary

                                    SMALL TUBE MANUFACTURING, LLC

                                    By:  Wolverine Tube, Inc.,
                                         its Sole Member

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: Executive V.P., CFO and Secretary

                                    WOLVERINE JOINING TECHNOLOGIES, LLC

                                    By:  Wolverine Tube, Inc.,
                                         its Sole Member

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: Executive V.P., CFO and Secretary

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 4

                                    WOLVERINE CHINA INVESTMENTS, LLC

                                    By: Wolverine Tube, Inc.,
                                        its Managing Manager

                                        By: /s/ James E. Deason
                                            ------------------------------------
                                        Name: James E. Deason
                                        Title: Executive V.P., CFO and Secretary

                                    WT HOLDING COMPANY, INC.

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: V.P. and Treasurer

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 4

                                    CANADIAN SUBSIDIARY BORROWERS:

                                    3072996 NOVA SCOTIA COMPANY

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: Vice President

                                    WOLVERINE JOINING TECHNOLOGIES
                                    (CANADA) INC.

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: Vice President and Treasurer

                                    3072452 NOVA SCOTIA COMPANY

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: Vice President

                                    3072453 NOVA SCOTIA COMPANY

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: Vice President

                                    WOLVERINE TUBE CANADA LIMITED PARTNERSHIP

                                    By: 3072453 NOVA SCOTIA COMPANY,
                                    its General Partner

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: Vice President

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 4

                                    WOLVERINE TUBE (CANADA) INC.

                                    By: /s/ James E. Deason
                                        ----------------------------------------
                                    Name: James E. Deason
                                    Title: V.P. and Secretary

                                    By: /s/ Johann R. Manning, Jr.
                                        ----------------------------------------
                                    Name: Johann R. Manning, Jr.
                                    Title: V.P. and Assistant Secretary

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 4

                                    LENDERS:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    in its capacity as Administrative Agent and as a Lender

                                    By: /s/ Laurie D. Galliano
                                        ----------------------------------------
                                    Name: Laurie D. Galliano
                                    Title: Director

                           (signature pages continue)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 4

                                    CONGRESS FINANCIAL CORPORATION (CANADA), in its capacity as Canadian Agent and as a Lender

                                    By: /s/ H. Rosenfeld
                                        ----------------------------------------
                                    Name: H. Rosenfeld
                                    Title: Senior Vice President

                              (signature pages end)

                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 4